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
CHRYSLER FINANCIAL                                                                          DISTRIBUTION DATE:         10-NOV-03
DaimlerChrysler Auto Trust 2003-A Monthly Servicer's Certificate (HS)                                                Page 1 of 2
--------------------------------------------------------------------------------------------------------------------------------

   Payment Determination Statement Number                                                         3
   Distribution Date                                                                      10-Nov-03

   DATES COVERED                                                                 FROM AND INCLUDING            TO AND INCLUDING
   -------------                                                                 ------------------            ----------------
        Collections Period                                                                01-Oct-03                    31-Oct-03
        Accrual Period                                                                    08-Oct-03                    09-Nov-03
        30/360 Days                                                                              30
        Actual/360 Days                                                                          33


                                                                                      NUMBER OF
   COLLATERAL POOL BALANCE DATA                                                       ACCOUNTS                    $ AMOUNT
   ----------------------------                                                       --------                    --------
   Pool Balance - Beginning of Period                                                  110,533                  1,794,345,257.31
   Collections of Installment Principal                                                                            40,101,874.16
   Collections Attributable to Full Payoffs                                                                        20,313,558.77
   Principal Amount of Repurchases                                                                                          0.00
   Principal Amount of Gross Losses                                                                                   616,552.14
                                                                                                          ----------------------

   Pool Balance - End of Period                                                        108,618                  1,733,313,272.24
                                                                                                          ======================



   POOL STATISTICS                                                                                             END OF PERIOD
   ---------------                                                                                             -------------
   Initial Pool Balance (Pool Balance at the Purchase Date)                                                     1,910,004,660.84
   Pool Factor (Pool Balance as a Percent of Initial Pool Balance)                                                        90.75%

   Ending O/C Amount                                                                                              146,614,110.31
   Coverage Ratio (Ending Pool Balance as a Percent of Ending Securities)                                                109.24%

   Cumulative Net Losses                                                                                              357,525.48
   Net Loss Ratio (3 mo. Weighted Avg.)                                                                                 0.11760%
   Cumulative Recovery Ratio                                                                                              57.00%
   60+ Days Delinquency Amount                                                                                      3,321,484.36
   Delinquency Ratio (3 mo. Weighted Avg.)                                                                              0.10060%

   Weighted Average APR                                                                                                   5.511%
   Weighted Average Remaining Term (months)                                                                                47.34
   Weighted Average Seasoning (months)                                                                                     12.07

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


CHRYSLER FINANCIAL                                                                          DISTRIBUTION DATE:         10-NOV-03
DAIMLERCHRYSLER AUTO TRUST 2003-A MONTHLY SERVICER'S CERTIFICATE (HS)                                                PAGE 2 OF 2
--------------------------------------------------------------------------------------------------------------------------------
   CASH SOURCES
        Collections of Installment Principal                                                                       40,101,874.16
        Collections Attributable to Full Payoffs                                                                   20,313,558.77
        Principal Amount of Repurchases                                                                                     0.00

        Recoveries on Loss Accounts                                                                                   374,736.71
        Collections of Interest                                                                                     8,360,168.44


        Investment Earnings                                                                                            33,911.38
        Reserve Account                                                                                             4,442,000.00
                                                                                                       -------------------------
        TOTAL SOURCES                                                                                              73,626,249.46
                                                                                                       =========================


   CASH USES
        Servicer Fee                                                                                                1,495,287.71
        Note Interest                                                                                               2,641,587.75
        Reserve Fund                                                                                                4,442,000.00
        O/C Release to Seller                                                                                               0.00
        Note Principal                                                                                             65,047,374.00
                                                                                                       -------------------------
        TOTAL CASH USES                                                                                            73,626,249.46
                                                                                                       =========================


   ADMINISTRATIVE PAYMENT
   Total Principal and Interest Sources                                                                            73,626,249.46
   Investment Earnings in Trust Account                                                                               (33,911.38)
   Daily Collections Remitted                                                                                     (67,662,068.29)
   Cash Reserve in Trust Account                                                                                   (4,442,000.00)
   Servicer Fee (withheld)                                                                                         (1,495,287.71)
   O/C Release to Seller                                                                                                    0.00
                                                                                                       -------------------------
        PAYMENT DUE TO/(FROM) TRUST ACCOUNT                                                                            (7,017.92)
                                                                                                       =========================


                        O/C RELEASE                   (Prospectus pg S16)
                        -----------
                        Pool Balance                                                     1,733,313,272.24
                        Yield Supplement O/C Amount                                        (70,869,627.47)
                                                                               ---------------------------
                        Adjusted Pool Balance                                            1,662,443,644.77


                        Total Securities                                                 1,586,699,161.93
                                                                               --------------------------

                        Adjusted O/C Amount                                                 75,744,482.84

                        O/C Release Threshold                                               62,341,636.68

                        O/C Release Period?           (A1 Notes Matured)                   No

                        O/C Release                                                                  0.00




                                   Beginning         Ending         Principal    Principal per    Interest   Interest per
                                    Balance          Balance         Payment       $1000 Face      Payment     $1000 Face
                               ---------------- -------------------------------------------------------------------------
NOTES & CERTIFICATES
Class A-1 450,000,000 @ 1.10%    324,946,535.93   259,899,161.93   65,047,374.00   144.5497200    327,654.42    0.7281209
Class A-2 450,000,000 @ 1.52%    450,000,000.00   450,000,000.00            0.00     0.0000000    570,000.00    1.2666667
Class A-3 350,000,000 @ 2.12%    350,000,000.00   350,000,000.00            0.00     0.0000000    618,333.33    1.7666667
Class A-4 469,000,000 @ 2.88%    469,000,000.00   469,000,000.00            0.00     0.0000000  1,125,600.00    2.4000000
Certificates                      57,800,000.00    57,800,000.00            0.00     0.0000000          0.00
                               ---------------- --------------------------------                ------------
    Total Securities           1,651,746,535.93 1,586,699,161.93   65,047,374.00                2,641,587.75
                               ================ ================================                ============



                                      Original
NOTES & CERTIFICATES
Class A-1 450,000,000 @ 1.10%          450000000
Class A-2 450,000,000 @ 1.52%          450000000
Class A-3 350,000,000 @ 2.12%          350000000
Class A-4 469,000,000 @ 2.88%          469000000
Certificates                            57800000
                               -----------------
    Total Securities            1,776,800,000.00
                               =================

*  Class A-1 Interest is computed on an Actual/360 Basis. Days in current period   33
                                                                                  ----
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